Exhibit 99.1

NEWS RELEASE

Chesapeake Energy Corporation and Southwestern Energy Company Combination Expected to Close in the First Week of October

Hart-Scott-Rodino Act waiting period has expired

Company to be rebranded as Expand Energy and trade on NASDAQ under “EXE” ticker symbol

OKLAHOMA CITY/SPRING, September 26, 2024 – Chesapeake Energy Corporation (NASDAQ: CHK) and Southwestern Energy Company (NYSE: SWN) today announced the waiting period in connection with the companies’ pending combination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) has expired. The companies expect the merger to close in the first week of October.

Upon closing, the combined company will be the largest natural gas producer in the U.S. and assume the name Expand Energy Corporation. It will commence public trading on the NASDAQ under the ticker symbol “EXE” at the open of trading the day after closing.

“The world is short energy,” said Nick Dell’Osso, Chesapeake’s President and Chief Executive Officer. “With a premium scaled position across leading natural gas basins in the United States, a peer-leading returns program and a resilient financial foundation, Expand Energy is uniquely positioned to compete on an international scale to expand America’s energy reach and deliver opportunity for the world’s energy customers.”

About the Companies

Headquartered in Oklahoma City, Chesapeake Energy Corporation is powered by dedicated and innovative employees who are focused on discovering and responsibly developing leading positions in top U.S. oil and gas plays. With a goal to achieve net zero GHG emissions (Scope 1 and 2) by 2035, Chesapeake is committed to safely answering the call for affordable, reliable, lower carbon energy.

Southwestern Energy Company is a leading U.S. producer and marketer of natural gas and natural gas liquids focused on responsibly developing large-scale energy assets in the nation's most prolific shale gas basins. SWN's returns-driven strategy strives to create sustainable value for its stakeholders by leveraging its scale, financial strength, and operational execution.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect the current views of Chesapeake Energy Corporation (“Chesapeake”) and Southwestern Energy Company (“Southwestern”) about future events. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Chesapeake and Southwestern, the expected closing of the proposed transaction and the timing thereof and the proforma combined company and its operations, strategies and plans, synergies and anticipated future performance. Information adjusted for the proposed transaction should not be considered a forecast of future results. Although we believe our forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

CHK INVESTOR CONTACT:	CHK MEDIA CONTACT:	SWN INVESTOR CONTACT:
Chris Ayres (405) 935-8870 ir@chk.com	Brooke Coe (405) 935-8878 media@chk.com	Brittany Raiford (832) 796-7906 brittany_raiford@swn.com

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this press release due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Chesapeake’s common stock or Southwestern’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the outcome of existing litigation and the risk of any further litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chesapeake and Southwestern to retain and hire key personnel, on the ability of Chesapeake to attract third-party customers and maintain its relationships with derivatives counterparties and on Chesapeake’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; the ability of management to execute its plans to meet its goals and other risks inherent in Chesapeake’s and Southwestern’s businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of Chesapeake’s or Southwestern’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Chesapeake’s or Southwestern’s control; and the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements. Such factors are difficult to predict and may be beyond Chesapeake’s or Southwestern’s control, and may also include other risks and uncertainties including those detailed in Chesapeake’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://investors.chk.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Southwestern’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Southwestern’s website at https://ir.swn.com/CorporateProfile/default.aspx and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Chesapeake and Southwestern undertake no obligation to publicly correct or update the forward-looking statements in this press release, in other documents, or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Chesapeake filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC that also constitutes a prospectus of Chesapeake common stock. The Registration Statement was declared effective on May 17, 2024, at which time Chesapeake filed a final prospectus and Southwestern filed a definitive proxy statement. Chesapeake and Southwestern commenced mailing of the definitive joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) to their respective shareholders on or about May 17, 2024. Each party may also file other relevant documents regarding the proposed transaction with the SEC. This communication is not a substitute for the Proxy Statement/Prospectus or for any other document that Southwestern or Chesapeake has filed or may file in the future with the SEC in connection with the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHESAPEAKE, SOUTHWESTERN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Form S-4 and the Proxy Statement/Prospectus, as well as other filings containing important information about Chesapeake or Southwestern, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Chesapeake may be obtained free of charge on Chesapeake’s website at http://investors.chk.com/. Copies of the documents filed with the SEC by Southwestern may be obtained free of charge on Southwestern’s website at https://ir.swn.com/CorporateProfile/default.aspx.

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